Net debt (Tables)	6 Months Ended
Jun. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of the net debt ratio

Net debt*	Second	Second	Fourth	First	First
	quarter	quarter	quarter	half	half
$ million	2023	2022	2022	2023	2022
Finance debt(a)	49,738	52,866	46,944	49,738	52,866
Fair value (asset) liability of hedges related to finance debt(b)	2,836	3,058	3,673	2,836	3,058
	52,574	55,924	50,617	52,574	55,924
Less: cash and cash equivalents	28,914	33,108	29,195	28,914	33,108
Net debt(c)	23,660	22,816	21,422	23,660	22,816
Total equity	85,603	81,563	82,990	85,603	81,563
Gearing*	21.7%	21.9%	20.5%	21.7%	21.9%
(a)The fair value of finance debt at 30 June 2023 was $45,580 million (30 June 2022 $49,056 million, 31 December 2022 $42,590 million).
(b)Derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk associated with net debt with a fair value liability position of $98 million at 30 June 2023 (second quarter 2022 liability of $246 million, fourth quarter 2022 liability of $91 million) are not included in the calculation of net debt shown above as hedge accounting is not applied for these instruments.
(c)Net debt does not include accrued interest, which is reported within other receivables and other payables on the balance sheet and for which the associated cash flows are presented as operating cash flows in the group cash flow statement.

As part of actively managing its debt portfolio, in the second quarter the group bought back $1.7 billion equivalent of finance debt consisting entirely of euro bonds (second quarter 2022 $4.5 billion USD bonds). Year to date the group has bought back a total of $1.7 billion equivalent of finance debt ($4.5 billion for the comparative period in 2022). Derivatives associated with non-US dollar debt bought back were also terminated. These transactions have no significant impact on net debt or gearing.